For information:

Carter Austin

Laurissa Martire

(914) 921-5070

PRESS RELEASE

FOR IMMEDIATE RELEASE
Rye, New York	NYSE – GDV
September 23, 2019	CUSIP – 36242H104

GABELLI DIVIDEND & INCOME TRUST

ANNOUNCES RIGHTS OFFERING FOR COMMON SHARES

RECORD DATE AND SUMMARY OF TERMS

Rye, NY — The Board of Trustees of The Gabelli Dividend & Income Trust (NYSE:GDV) (the “Fund”) has approved a transferable rights offering which would allow the Fund’s record date common shareholders to acquire additional common shares (the “Offering”). The Offering will be made only by means of a prospectus, and this announcement does not constitute an offer to sell, or a solicitation of an offer to buy, any of the Fund’s securities.

SUMMARY OF THE TERMS OF THE OFFERING

•	Each shareholder will receive one transferable right (the “Right”) for each common share held on the record date (October 7, 2019).

•	Ten Rights plus $20.00 (the “Subscription Price”) will be required to purchase one additional common share (the “Primary Subscription”). The purchase price will be payable in cash.

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Record date shareholders who fully exercise their Primary Subscription Rights will be eligible for an over-subscription privilege entitling these shareholders to subscribe, subject to certain limitations and a pro-rata allotment, for any additional common shares not purchased pursuant to the Primary Subscription. Rights acquired in the secondary market may not participate in the over-subscription privilege.

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The Rights are expected to trade “when issued” on the New York Stock Exchange beginning on October 3, 2019, and the Fund’s common shares are expected to trade “Ex-Rights” on the New York Stock Exchange beginning on October 4, 2019. The Rights are expected to begin trading for normal settlement on the New York Stock Exchange (NYSE:GDV RT) on or about October 10, 2019.

•	The Offering expires at 5:00 PM Eastern Time on November 15, 2019, unless extended.

The Fund expects to mail subscription certificates evidencing the Rights and a copy of the prospectus for the Offering to record date shareholders beginning on October 9, 2019. Financial Advisors will likely send notices to you shortly thereafter. Inquiries regarding the Offering should be directed to the Fund at 800-GABELLI or 914-921-5070.

The Offering is made pursuant to the Fund’s effective shelf registration statement on file with the Securities and Exchange Commission.

Any common shares issued as a result of the Offering will not be record date shares for the Fund’s monthly distributions to be paid on October 24, 2019 and November 21, 2019, and will not be entitled to receive such distributions.

The information herein is not complete and is subject to change. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a final prospectus. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The base prospectus contains this and additional information about the Fund and the prospectus supplement will contain this and additional information about the Offering, and should be read carefully before investing. For further information regarding the Offering, or to obtain a prospectus supplement and the accompanying prospectus, when available, please contact the Fund at 800-GABELLI or 914-921-5070.

The Gabelli Dividend & Income Trust is a diversified, closed-end management investment company with $2.4 billion in total net assets whose primary investment objective is to provide a high level of total return with an emphasis on dividends and income. The Fund is managed by Gabelli Funds, LLC, a subsidiary of GAMCO Investors, Inc. (NYSE:GBL).